UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 22, 2007

AXM PHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31886	20-0745214
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20955 Pathfinder Road, Suite 100 Diamond Bar, CA 91765		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 393-4365

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On January 22, 2007, AXM Pharma, Inc. (“AXM” or the “Company”) was notified by the staff (“Staff”) of the U.S. Securities and Exchange Commission (the “Commission”) that the Staff intends to seek authority to institute a civil injunctive action or cease and desist proceeding against the Company pursuant to Section 17(a) of the Securities Act of 1933, as amended, and Sections 10(b), 13(a) and 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The notification lists a range of potential remedies which might be sought, including the possibility of revocation of the registration of the Company’s securities under Section 12(j) of the Exchange Act.  The notification relates to the Commission investigation previously disclosed by the Company in January 2006.  The Company is considering its response to the notification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.

Dated: January 26, 2007

        By:  /s/ Wei-Shi Wang

            Wei-Shi Wang

            Chief Executive Officer